UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 31, 2010

Resource Real Estate Opportunity REIT, Inc.

(Exact name of registrant as specified in its charter)

Commission file number 000-54369

Maryland	27-0331816
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

One Commerce Square, 2005 Market Street, 15th Floor, Philadelphia, PA 19103

(Address of principal executive offices) (Zip code)

(215) 231-7050

(Registrant’s telephone number, including area code)

(former name or former address , if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the following obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 8.01.	Other Events

This Current Report on Form 8-K is being filed by Resource Real Estate Opportunity REIT, Inc. (the “Company”) to present information about the prior performance of programs sponsored by Resource Real Estate, Inc., the Company’s sponsor, and Resource America, the sponsor’s ultimate parent. This prior performance information is being filed on Form 8-K in order to be incorporated by reference into the Company’s Registration Statement on Form S-11 (File No. 333-160463) for its ongoing initial public offering.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RESOURCE REAL ESTATE OPPORTUNITY REIT, INC.

Dated: July 15, 2011	By:	/s/ ALAN F. FELDMAN
Alan F. Feldman
Chief Executive Officer
(Principal Executive Officer)

PRIOR PERFORMANCE TABLES

As used herein, the terms “we,” “our” and “us” refer to Resource Real Estate Opportunity REIT, Inc.

The following Prior Performance Tables (the “Tables”) provide information relating to real estate investment programs (the “Prior Real Estate Programs”) sponsored by Resource Real Estate, Inc. and its affiliates, who control our advisor. As of December 31, 2010, all of the Prior Real Estate Programs (other than Resource Capital Corp, which is publicly traded) were closed or completed. Each of the Prior Real Estate Programs presented has investment objectives somewhat similar to Resource Real Estate Opportunity REIT, Inc. and was formed for the purpose of investing in commercial real estate similar to at least one type in which Resource Real Estate Opportunity REIT, Inc. intends to invest. Other than Resource Real Estate Opportunity Fund, L.P. and Resource Capital Corp., all of the Prior Real Estate Programs invested in stabilized, income-producing multifamily rental properties and held the properties for a longer period than we intend to hold properties. Resource Real Estate Opportunity Fund, L.P. invests in distressed debt and real estate owned by financial institutions. Resource Capital Corp., a publicly traded REIT that is not currently in offering as of the date of this report, invests in real estate related debt investments.

Investors in Resource Real Estate Opportunity REIT, Inc. will not own any interest in any Prior Real Estate Program and should not assume that they will experience returns, if any, comparable to those experienced by investors in the Prior Real Estate Programs.

Our advisor is responsible for the acquisition, operation, maintenance and resale of the real estate properties and real estate-related debt investments. Resource Real Estate, Inc. controls our advisor and was a sponsor of the Prior Real Estate Programs. The financial results of the Prior Real Estate Programs thus provide an indication of Prior Real Estate Programs for which Resource Real Estate, Inc. was ultimately responsible and the performance of these programs during the periods covered. However, general economic conditions affecting the real estate industry and other factors contribute significantly to financial results.

The tables presented in this report provide summary unaudited information related to the Prior Real Estate Programs. By purchasing shares in our ongoing public offering, investors will not acquire any ownership interest in any funds to which the information in this report relates and investors should not assume that they will experience returns, if any, comparable to those experienced by the investors in the real estate funds discussed. Further, the private funds discussed in this report were conducted through privately-held entities that may not have been subject to the up-front commissions, fees and expenses associated with our ongoing public offering nor all of the laws and regulations that will apply to us as a publicly offered REIT.

The information in this report should be read together with the summary information under the “Prior Performance Summary” section in our Registration Statement on Form S-11 (Reg. No. 333-160463) and with Table VI included in Part II of our Registration Statement. The following tables are included in this report:

•	Table I – Experience in Raising and Investing Funds;

•	Table II – Compensation to Sponsor;

•	Table III – Annual Operating Results of Prior Real Estate Programs; and

•	Table V – Sale or Disposition of Assets.

TABLE I

(UNAUDITED)

EXPERIENCE IN RAISING AND INVESTING FUNDS

This Table sets forth a summary of the experience of the sponsors of Prior Real Estate Programs that have closed offerings since January 1, 2008. The Prior Real Estate Programs have somewhat similar investment objectives to Resource Real Estate Opportunity REIT, Inc. Information is provided with regard to the manner in which the proceeds of the offerings have been applied. Also set forth is information pertaining to the timing and length of these offerings and the time period over which the proceeds have been invested in the properties.

As of December 31, 2010

	Resource Real Estate Investors 6, L.P.		Resource Real Estate Investors 7, L.P.		Resource Real Estate Opportunity Fund, L.P.
Dollar amount offered	$35,000,000		$55,000,000		$50,000,000

Dollar amount raised	$36,842,105	105%	$32,538,308	59%	$41,398,677	83%
Less offering expenses:
Selling commissions and discounts	(2,720,909)	–7.39%	(2,453,062)	–7.54%	(2,359,724)	–5.70%
Underwriting	(699,180)	–1.90%	(613,265)	–1.88%	(786,575)	–1.90%
Organization and offering expenses paid to general partner or its affiliates	(888,521)	–2.41%	(813,458)	–2.50%	(1,034,967)	–2.50%
Reserves	(1,490,848)	–4.05%	(330,804)	–1.02%	(2,423,817)	–5.85%

Proceeds available for investment	$31,042,647	84.26%	$28,327,719	87.06%	$34,793,594	84.05%

Acquisition costs:
Prepaid items	8,266,675	10.85%	11,529,374	17.43%	8,937,948	19.11%
Closing costs	2,549,563	3.35%	1,510,219	2.28%	500,824	1.07%
Cash down payment	17,475,288	22.93%	10,057,000	15.20%	24,918,589	53.27%
Debt proceeds	45,274,000	59.41%	41,243,000	62.34%	11,986,350	25.62%
Acquisition fees paid to general partner	2,123,259	2.79%	1,821,267	2.75%	436,233	0.93%
Property level reserves	515,419	0.67%	—	0.00%	—	—%

Total acquisition cost	$76,204,204	100.00%	$66,160,860	100.00%	$46,779,944	100.00%

Percent leverage	59.41%		62.34%		25.62%
Date offering commenced	10/1/2007		6/16/2008		1/19/2009
Date offering closed	5/19/2008		9/11/2009		12/31/2009
Length of offering (in months)	8		16		12
Months to invest 90% of amount available for investment	5		7		9

TABLE I

EXPERIENCE IN RAISING AND INVESTING FUNDS (cont’d)

(ON A PERCENTAGE BASIS)

As of December 31, 2010

	with exercised Warrants Resource Capital Corp.			without exercised Warrants Resource Capital Corp.
Dollar amount offered	$324,458,867(1)			$318,825,662
Dollar amount raised	$324,458,867	100.00	%(2)	$318,825,662	100.00%
Less offering expenses:
Selling commissions	—	—%		—	—%
Underwriting	(10,680,563)	–3.29	%(3)	(10,680,563)	–3.35	%(3)
Organization and offering expenses paid	(5,488,199)	–1.69	%(4)	(5,488,199)	–1.72	%(4)
Reserves	—	—%		—	—%

Proceeds available for investment	$308,290,105	95.02%		$302,656,900	93.25%

Acquisition costs:
Prepaid items	—	—%		—	—%
Closing costs	—	—%		—	—%
Cash down payment	—	—%		—	—%
Debt proceeds	—	—%		—	—%
Acquisition fees paid to general partner	—	—%		—	—%
Property level reserves	—	—%		—	—%

Total acquisition cost	$—	—%		$—	—%

Percent leverage	79.87%(5)			79.87%(5)
Date offering commenced	1/31/2006			1/31/2006
Date offering closed	2/6/2006			2/6/2006
Length of offering (in days)	7			7
Months to invest 90% of amount available for investment	16(6)			16(6)

(1)

Offering Proceeds with exercised warrants represent stock warrants issued in January 2006 that matured January 2009 and allowed stock purchases to be purchased at $15.00/share (total of 375,547 exercised for proceeds of $5.633 million).

(2)	Offering Proceeds are from January 1, 2006 through December 31, 2010 (Comprised of IPO and Follow-On offering/Greenshoe and additional 2009 offering and DRIP proceeds).
(3)	Underwriting Commissions paid to IPO, Follow-On Offering and 2009 offering to the underwriters of RSO.
(4)	Public Offering Expenses on a cash-basis paid from January 1, 2006 to December 31, 2010.
(5)	Leverage Calculation provided is per RCC’s financial covenants with counterparties whom request similar information.
(6)	Basis of information is February 2006 to close of RREF CDO 2007-1 in June 2007 where final offering proceeds were invested in the CDO Equity.

TABLE II

(UNAUDITED)

COMPENSATION TO SPONSOR

This Table sets forth the cumulative compensation received by affiliates of Resource Real Estate, Inc., including compensation paid out of offering proceeds and compensation paid in connection with the ongoing operations, for Prior Real Estate Programs that have closed offerings since January 1, 2008 and those Prior Real Estate Programs which paid compensation to our sponsor after January 1, 2008. The Prior Real Estate Programs have somewhat similar investment objectives to Resource Real Estate Opportunity REIT, Inc.

As of December 31, 2010

	SR Real Estate Investors, L.P.	SR Real Estate Investors II, L.P.	Resource Real Estate Investors, L.P.	Resource Real Estate Investors II, L.P.	Resource Real Estate Investors III, L.P.	Resource Real Estate Investors IV, L.P.
Date offering commenced	10/28/2002	9/15/2003	5/3/2004	2/15/2005	8/18/2005	7/17/2006
Date offering closed	4/15/2003	5/31/2004	12/31/2004	7/15/2005	6/16/2006	12/31/2006
Dollar amount raised	$20,000,000	$5,262,138	$8,100,000	$14,200,250	$25,000,000	$29,593,716
Amount paid to sponsor from proceeds of offering:
Underwriting fees	192,000	40,497	133,776	257,428	469,387	553,949
Acquisition fees:
- Real estate commissions	—	—	—	—	—	—
- Advisory fees for property acquisition	1,501,124	248,950	407,905	667,182	1,135,313	1,084,825
- Debt placement fees	1,380,207	197,770	344,390	494,813	833,000	706,735
Other - organization and offering expenses	576,000	77,969	219,000	282,260	486,563	466,839
Dollar amount of cash generated from operations before deducting payments to sponsors	5,815,999	1,404,000	1,683,161	3,922,909	6,435,182	9,802,995
Amount paid to sponsor from operations:
Property management fees	114,052	—	71,044	126,553	300,629	180,864
Partnership management fees	318,302	35,890	54,560	—	—	—
Reimbursements	—	—	—	—	—	—
Leasing commissions	—	—	—	—	—	—
Other	—	—	—	—	—	—
Dollar amount of property sales and refinancing before deducting payments to sponsor
- Cash	3,414,126	888,490	1,500,583	—	—	—
- Notes	—	—	—	—	—	—
Amount paid to sponsor from property sales and refinancing
Real estate commissions	—	—	—	—	—	—
Incentive fees	—	—	—	—	—	—
Other	—	—	—	—	—	—

TABLE II

(UNAUDITED)

COMPENSATION TO SPONSOR (cont’d)

As of December 31, 2010

	Resource Real Estate Investors V, L.P.	Resource Real Estate Investors 6, L.P.	Resource Real Estate Investors 7, L.P.	Resource Real Estate Opportunity Fund, L.P.
Date offering commenced	2/19/2007	10/1/2007	6/16/2008	1/19/2009
Date offering closed	8/31/20007	5/23/2008	9/11/2009	12/31/2009
Dollar amount raised	$35,000,000	$36,842,105	$32,538,308	$41,398,677
Amount paid to sponsor from proceeds of offering:
Underwriting fees	664,080	699,180	613,265	786,575
Acquisition fees:
- Real estate commissions	—	—	—	—
- Advisory fees for property acquisition	1,345,035	1,330,964	1,099,514	436,233
- Debt placement fees	920,063	792,295	721,753	—
Other - organization and offering expenses	831,194	888,521	813,458	1,034,967
Dollar amount of cash generated from operations before deducting payments to sponsor	6,282,414	2,644,950	340,236	(2,023,775)
Amount paid to sponsor from operations:
Property management fees	68,966	30,312	160,332	—
Partnership management fees	—	—	—	—
Reimbursements	—	—	—	—
Leasing commissions	—	—	—	—
Other	—	—	—	—
Dollar amount of property sales and refinancing before deducting payments to sponsor
- Cash	—	—	—	—
- Notes	—	—	—	—
Amount paid to sponsor from property sales and refinancing
Real estate commissions	—	—	—	—
Incentive fees	—	—	—	—
Other	—	—	—	—

TABLE II

(UNAUDITED)

COMPENSATION TO SPONSOR (cont’d)

As of December 31, 2010

Resource Capital Corp.
Date offering commenced	1/31/2006
Date offering closed	2/6/2006
Dollar amount raised	$324,458,867
Amount paid to sponsor from proceeds of offering:
Underwriting fees	—
Acquisition fees:
- Real estate commissions	—
- Advisory fees for property acquisition	—
- Debt placement fees	—
Other - organization and offering expenses	—
Dollar amount of cash generated from operations before deducting payments to sponsor	140,174,284
Amount paid to sponsor from operations:
Property management fees	—
Partnership management fees	—
Reimbursements	3,336,103	(1)
Leasing commissions	—
Other	33,995,910	(2)
Dollar amount of property sales and refinancing before deducting payments to sponsor
- Cash	—
- Notes	—
Amount paid to sponsor from property sales and refinancing:
Real estate commissions	—
Incentive fees	—
Other	—

(1)	Reimbursements represent Allocated Expenses paid to Resource America, Inc. for Manager Expenses from March 8, 2005 to December 31, 2009.
(2)	Other is comprised of the following:

-RCC payment of Base Management Fees (March 2005 to December 2009)	$19,854,245
-RCC payment of Incentive Mgmt Fees (March 2005 to December 2009)	$9,270,313
-RCC payment of LEAF Servicing Fees (September 2005 to December 2009)	$2,991,358
-RCC payment of LEAF Acquisition Fees (September 2005 to December 2009)	$1,879,994

TABLE III

(UNAUDITED)

ANNUAL OPERATING RESULTS OF PRIOR REAL ESTATE PROGRAMS

This Table sets forth the annual operating results of Prior Real Estate Programs that have closed offerings since January 1, 2006 and that have somewhat similar investment objectives to Resource Real Estate Opportunity REIT, Inc.

Resource Real Estate presents the data in Prior Performance Table III for each program on either a “GAAP basis” or an “income tax basis” depending on the reporting requirements of the particular program. The Table III presentation of Revenues, Expenses and Net Income for the public program has been prepared and presented by Resource Real Estate in conformity with accounting principles generally accepted in the Unites States of America, or GAAP, which incorporates accrual basis accounting. Resource Real Estate presents Table III for all private programs on an income tax basis (which can in turn be presented on either a cash basis or accrual basis), as the only applicable reporting requirement is for the year-end tax information provided to each investor. The Table III data for all private programs are prepared and presented by Resource Real Estate in accordance with the cash method of accounting for income tax purposes.

Although SEC rules and regulations allow Resource Real Estate to record and report results for its private programs on an income tax basis, investors should understand that the results of these private programs may be different if they were reported on a GAAP basis. Some of the major differences between GAAP accounting and income tax accounting (and, where applicable, between cash basis and accrual basis income tax accounting) that impact the accounting for investments in real estate are described below:

•

The primary difference between the cash methods of accounting and accrual methods (both GAAP and the accrual method of accounting for income tax purposes) is that the cash method of accounting generally reports income when received and expenses when paid while the accrual method generally requires income to be recorded when earned and expenses recognized when incurred.

•

GAAP requires that, when reporting lease revenue, the minimum annual rental revenue be recognized on a straight-line basis over the term of the related lease, whereas the cash method of accounting for income tax purposes requires recognition of income when cash payments are actually received from tenants, and the accrual method of accounting for income tax purposes requires recognition of income when the income is earned pursuant to the lease contract.

•

GAAP requires that when an asset is considered held for sale, depreciation ceases to be recognized on that asset, whereas for income tax purposes, depreciation continues until the asset either is sold or is no longer in service.

•

GAAP requires that when a building is purchased, certain intangible assets and liabilities (such as above-and below-market leases, tenant relationships and in-place lease costs) are allocated separately from the building and are amortized over significantly shorter lives than the depreciation recognized on the building. These intangible assets and liabilities are not recognized for income tax purposes and are not allocated separately from the building for purposes of tax depreciation.

•

GAAP requires that an asset is considered impaired when the carrying amount of the asset is greater than the sum of the future undiscounted cash flows expected to be generated by the asset, and an impairment loss must then be recognized to decrease the value of the asset to its fair value. For income tax purposes, losses are generally not recognized until the asset has been sold to an unrelated party or otherwise disposed of in an arm’s-length transaction.

When a real estate program owns 100% of the property, 100% of the program’s operating results are presented for the relevant years. When a real estate program directly invests in and owns a partial tenant-in-common interest in the property (as an example, 25.0%) and the remaining interest of the property (75.0%) is owned by unaffiliated tenants-in-common, only the operating results relating to the program’s ownership in the property (25.0%) are presented for the relevant years. The allocation is based on the public or private program’s effective ownership in the property.

TABLE III

(UNAUDITED)

ANNUAL OPERATING RESULTS OF PRIOR REAL ESTATE PROGRAMS (cont’d)

As of December 31, 2010

	SR Real Estate Investors, L.P.(1)
	2003	2004	2005	6/30/2006
Rental Income and Other Income	$6,169,378	$12,315,732	$12,729,828	$6,571,801
Income/loss on investment in unconsolidated entity	—	(23,502)	(8,440)	—
Profit on sale of properties	—	—	1,198,501	—
Less: Operating expenses	(3,211,354)	(6,492,334)	(6,494,583)	(3,954,750)
Interest expense	(2,145,842)	(4,105,704)	(4,089,112)	(1,929,905)
Depreciation	(1,470,384)	(2,914,185)	(3,100,880)	(1,654,181)
Depreciation from pass thru investments	—	(144,459)	(145,210)	—

Net Income – GAAP Basis	(658,202)	(1,364,452)	90,104	(967,035)

Taxable Income
- from operations	(339,220)	(2,124,488)	(822,912)	(1,525,284)
- from gain on sale	—	296,602	1,408,222	(945,804)
Cash generated from operations	812,182	1,717,694	2,146,133	687,146
Cash generated from equity investments	—	20,490	—	—
Cash generated from sales and refinancing (2)	—	—	3,414,126	—
Cash generated from recapitalization	—	—	—	17,981,681

Cash generated from operations, sales and refinancing	812,182	1,738,184	5,560,259	18,668,827
Add: Investment Management Fees (3)	—	—	—	—
Less: Cash distributions to investors
- from operating cash flow	(680,600)	(1,584,117)	(1,598,806)	(669,642)
- from reserves	—	—	—	—
- from sales and refinancing	—	—	(3,293,021)	—
- from liquidating distributions	—	—	—	(17,711,991)

Cash generated (deficiency) after cash distributions	131,582	154,067	668,432	287,194
Less: Special Items	—	—	—	—

Cash generated (deficiency) after cash distributions and special items	131,582	154,067	668,432	287,194

Tax and Distribution Data Per $1000 Invested
Federal Income Tax Results:
Ordinary income (loss)
- from real estate rental activities	(20)	(106)	(49)	(90)
- from portfolio interest income	4	1	1	—
- from recapture	—	—	—	—
Capital gain (loss)	—	15	83	(56)
Cash Distributions to Investors Source (on GAAP basis)
- Real estate rental activities	34	78	95	40
- Reserves	—	—	—	—
- Other	—	—	—	—
- Return of capital	—	—	195	1,047
Source (on cash basis)
- Sales	—	—	195	1,047
- Refinancing	—	—	—	—
- Reserves	—	—	—	—
- Real estate operations	34	78	95	40
Amount (in percentage terms) remaining invested in program properties at the end of the last year reported in the Table (original total acquisition cost of properties retained divided by original total acquisition cost of all in program)	100%	100%	85.8%	N/A

(1)

On June 30, 2006, AR Real Estate Investors, LLC (“AR”) acquired 99.9% of the limited partnership interests of SR Real Estate Investors, L.P. (“SR I”) and SR Real Estate Investors II, L.P. (“SR II”). Effective July 1, 2006, SR I and SR II were consolidated into AR.

(2)	Cash generated solely from sales.
(3)	Represents deferred fees payable to general partner.

TABLE III

(UNAUDITED)

ANNUAL OPERATING RESULTS OF PRIOR REAL ESTATE PROGRAMS (cont’d)

As of December 31, 2010

	SR Real Estate Investors II, L.P.(1)
	2003	2004	2005	6/30/2006
Gross Revenue	$208	$9,808	$26,364	$11,657
Income/loss on investment in unconsolidated entity	10,960	199,981	504,978	280,786
Profit on sale of properties	—	—	488,278	—
Less: Operating expenses	(6,348)	(154,884)	(148,360)	(68,605)
Interest expense	—	—	—	—
Depreciation	—	—	—	—
Depreciation from pass thru investments	(8,262)	(352,409)	(646,063)	(308,860)

Net Income – GAAP Basis	(3,442)	(297,504)	225,197	(85,022)

Taxable Income
- from operations	10,999	(384,859)	(238,516)	(387,300)
- from gain on sale	—	61,028	366,471	(246,135)
Cash generated from operations	4,820	54,905	382,982	223,838
Cash generated from equity investments		218,834	308,467	174,264
Cash generated from sales and refinancing(2)	—	—	888,490	—
Cash generated from recapitalization	—	—	—	4,142,044

Cash generated from operations, sales and refinancing	4,820	273,739	1,579,939	4,540,146
Add: Investment Management Fees(3)	—	—	—	—
Less: Cash distributions to investors
- from operating cash flow	—	(184,938)	(416,447)	(176,186)
- from reserves	—	—	—	—
- from sales and refinancing	—	—	(856,965)	—
- from liquidating distributions	—	—	—	(4,015,364)

Cash generated (deficiency) after cash distributions	4,820	88,801	306,527	348,596
Less: Special Items	—	—	—	—

Cash generated (deficiency) after cash distributions and special items	4,820	88,801	306,527	348,596

Tax and Distribution Data Per $1000 Invested
Federal Income Tax Results:
Ordinary income (loss)
- from real estate rental activities	11	(75)	(60)	(91)
- from portfolio interest income	—	2	6	3
- from recapture	—	—	—	—
Capital gain (loss)	—	12	83	(56)
Cash Distributions to Investors Source (on GAAP basis)
- Real estate rental activities	—	35	95	40
- Reserves	—	—	—	—
- Other	—	—	—	—
- Return of capital	—	784	195	912
Source (on cash basis)
- Sales	—	784	195	912
- Refinancing	—	—	—	—
- Reserves	—	—	—	—
- Real estate operations	—	35	95	40
Amount (in percentage terms) remaining invested in program properties at the end of the last year reported in the Table (original total acquisition cost of properties retained divided by original total acquisition cost of all in program)	100%	100%	85.8%	N/A

(1)

On June 30, 2006, AR Real Estate Investors, LLC (“AR”) acquired 99.9% of the limited partnership interests of SR Real Estate Investors, L.P. (“SR I”) and SR Real Estate Investors II, L.P. (“SR II”). Effective July 1, 2006, SR I and SR II were consolidated into AR.

(2)	Cash generated solely from sales.
(3)	Represents deferred fees payable to general partner.

TABLE III

(UNAUDITED)

ANNUAL OPERATING RESULTS OF PRIOR REAL ESTATE PROGRAMS (cont’d)

As of December 31, 2010

	AR Real Estate Investors, LLC (1)
	2006	2007	2008	2009	2010
Gross Revenue	$6,742,709	$13,709,068	$13,722,918	$11,871,285	$8,378,488
Income/loss on investment in unconsolidated entity	—	—	—	—	—
Profit on sale of properties	—	—	—	(744,210)	—
Less: Operating expenses	(3,393,214)	(6,696,002)	(6,855,617)	(6,541,408)	(4,693,859)
Interest expense	(1,985,724)	(3,896,101)	(3,845,269)	(3,202,970)	(2,164,635)
Depreciation	(1,858,270)	(3,800,753)	(3,738,876)	(3,140,854)	(2,147,259)
Depreciation from pass thru investments	—	—	—	—	—

Net Income – GAAP Basis	(494,499)	(683,788)	(716,844)	(1,758,157)	(627,265)

Taxable Income
- from operations	421,825	201,164	(404,945)	(589,278)	(680,524)
- from gain on sale	—	—	—	873,148	—
Cash generated from operations	2,258,480	3,585,144	3,643,184	2,220,808	1,835,049
Cash generated from equity investments	—	—	—	—	—
Cash generated from sales and refinancing(2)	—	—	—	8,492,379	—
Cash generated from recapitalization	—	—	—	—	—

Cash generated from operations, sales and refinancing	2,258,480	3,585,144	3,643,184	10,713,187	1,835,049
Add: Investment Management Fees(3)	100,139	194,401	208,272	176,095	126,410
Less: Cash distributions to investors
- from operating cash flow	(856,720)	(1,750,400)	(1,786,089)	(1,272,000)	(987,000)
- from reserves	—	—	—	—	—
- from sales and refinancing	—	—	—	(8,646,568)	(75,417)
- from liquidating distributions	—	—	—	—	—

Cash generated (deficiency) after cash distributions	1,501,899	2,029,145	2,065,367	970,714	899,042
Less: Special Items	—	—	—	—	—

Cash generated (deficiency) after cash distributions and special items	1,501,899	2,029,145	2,065,367	970,714	899,042

Tax and Distribution Data Per $1000 Invested
Federal Income Tax Results:
Ordinary income (loss)
- from real estate rental activities	14	7	(16)	(23)	(27)
- from portfolio interest income	3	1	—	—	—
- from recapture	—	—	—	—	—
Capital gain (loss)	—	—	—	34	—
Cash Distributions to Investors Source (on GAAP basis)
- Real estate rental activities	33	68	70	49	38
- Reserves	—	—	—	—	—
- Other	—	—	—	—	—
- Return of capital	—	—	—	336	3
Source (on cash basis)
- Sales	—	—	—	336	3
- Refinancing	—	—	—	—	—
- Reserves	—	—	—	—	—
- Real estate operations	33	68	70	49	38
Amount (in percentage terms) remaining invested in program properties at the end of the last year reported in the Table (original total acquisition cost of properties retained divided by original total acquisition cost of all in program)	100%	100%	100%	100%	100%

(1)

On June 30, 2006, AR Real Estate Investors, LLC (“AR”) acquired 99.9% of the limited partnership interests of SR Real Estate Investors, L.P. (“SR I”) and SR Real Estate Investors II, L.P. (“SR II”). Effective July 1, 2006, SR I and SR II were consolidated into AR.

(2)	Cash generated solely from sales.
(3)	Represents deferred fees payable to general partner.

TABLE III

(UNAUDITED)

ANNUAL OPERATING RESULTS OF PRIOR REAL ESTATE PROGRAMS (cont’d)

As of December 31, 2010

	Resource Real Estate Investors, L.P.
	2004	2005	2006	2007	2008	2009	2010
Gross Revenue	$69,367	$3,342,387	$3,689,367	$3,670,367	$3,701,209	$3,718,882	$3,745,000
Income/loss on investment in unconsolidated entity	—	(3,765)	—	—	—	—	—
Profit on sale of properties	—	486,532	—	—	—	—	—
Less: Operating expenses	(89,132)	(1,231,746)	(1,993,588)	(2,002,642)	(2,005,338)	(1,982,039)	(2,059,314)
Interest expense	(24,395)	(1,402,925)	(1,465,290)	(1,465,294)	(1,500,763)	(1,477,228)	(1,473,319)
Depreciation	(41,403)	(2,106,747)	(955,054)	(964,134)	(984,369)	(1,048,809)	(1,111,348)
Depreciation from pass thru investments	—	(63,782)	—	—	—	—	—

Net Income – GAAP Basis	(85,563)	(980,046)	(724,565)	(761,703)	(789,261)	(789,194)	(898,941)

Taxable Income
- from operations	(42,599)	(764,482)	(755,318)	(722,370)	(789,420)	(803,590)	(937,007)
- from gain on sale	—	546,583	—	—	—	—	—
Cash generated from operations	(111,874)	129,681	685,055	(206,885)	393,530	417,170	250,880
Cash generated from equity investments	—	—	—	—	—	—	—
Cash generated from sales and refinancing(1)	—	1,500,583	—	—	—	—	—
Cash generated from recapitalization	—	—	—	—	—	—	—

Cash generated from operations, sales and refinancing	(111,874)	1,630,264	685,055	(206,885)	393,530	417,170	250,880
Add: Investment Management Fees(2)	—	38,061	42,557	65,994	65,994	65,994	65,994
Less: Cash distributions to investors
- from operating cash flow	—	(168,344)	(541,776)	—	(228,272)	(67,258)	(101,757)
- from reserves	—	(232,349)	—	(541,776)	(313,504)	(154,772)	—
- from other (3)	—	—	—	—	—	—	—
- from sales and refinancing	—	(1,499,981)	—	—	—	—	—
- from liquidating distributions	—	—	—	—	—	—	—

Cash generated (deficiency) after cash distributions	(111,874)	(232,349)	185,836	(682,667)	(82,252)	261,134	215,117
Less: Special Items	—	—	—	—	—	—	—

Cash generated (deficiency) after cash distributions and special items	(111,874)	(232,349)	185,836	(682,667)	(82,252)	261,134	215,117

Tax and Distribution Data Per $1000 Invested
Federal Income Tax Results:
Ordinary income (loss)
- from real estate rental activities	(11)	(119)	(118)	(112)	(122)	(123)	(38)
- from portfolio interest income	1	1	1	2	3	1	—
- from recapture	—	—	—	—	—	—	—
Capital gain (loss)	—	83	—	—	—	—	—
Cash Distributions to Investors Source (on GAAP basis)
- Real estate rental activities	—	26	82	—	35	10	15
- Reserves	—	35	—	82	48	23	—
- Other (3)	—	—	—	—	—	—	—
- Return of capital	—	227	—	—	—	—	—
Source (on cash basis)
- Sales	—	227	—	—	—	—	—
- Refinancing	—	—	—	—	—	—	—
- Reserves	—	35	—	82	48	23	—
- Real estate operations	—	26	82	—	35	10	15
Amount (in percentage terms) remaining invested in program properties at the end of the last year reported in the Table (original total acquisition cost of properties retained divided by original total acquisition cost of all in program)	100%	84.9%	84.9%	84.9%	84.9%	84.9%	84.9%

(1)	Cash generated solely from sales.
(2)	Represents deferred fees payable to general partner.
(3)	Represents advances from the general partner.

TABLE III

(UNAUDITED)

ANNUAL OPERATING RESULTS OF PRIOR REAL ESTATE PROGRAMS (cont’d)

As of December 31, 2010

	Resource Real Estate Investors II, L.P.
	2005	2006	2007	2008	2009	2010
Gross Revenue	$594,041	$815,679	$872,532	$848,233	$889,989	$900,220
Income/loss on investment in unconsolidated entity	34,431	130,342	210,058	187,192	6,214	168,177
Profit on sale of properties	—	—	—	—	—	—
Less: Operating expenses	(425,932)	(650,874)	(645,463)	(641,532)	(653,079)	(621,668)
Interest expense	(260,970)	(330,237)	(331,074)	(331,912)	(330,163)	(326,299)
Depreciation	(287,629)	(274,501)	(240,700)	(243,781)	(251,667)	(257,376)
Depreciation from pass thru investments	(832,625)	(1,385,729)	(976,726)	(1,015,032)	(1,138,062)	(1,216,562)

Net Income – GAAP Basis	(1,178,684)	(1,695,230)	(1,111,373)	(1,196,832)	(1,476,768)	(1,353,508)

Taxable Income
- from operations	(640,820)	(1,309,211)	(956,248)	(1,090,820)	(1,135,292)	(1,007,105)
- from gain on sale	—	—	—	—	—	—
Cash generated from operations	926,883	(680,056)	(42,097)	33,541	137,944	319,927
Cash generated from equity investments	234,935	769,689	797,337	763,579	293,086	241,608
Cash generated from sales and refinancing(1)	—	—	—	—	—	—
Cash generated from recapitalization	—	—	—	—	—	—

Cash generated from operations, sales and refinancing	1,161,818	89,633	755,240	797,120	431,030	561,535
Add: Investment Management Fees(2)	66,037	142,002	142,002	142,002	142,002	142,002
Less: Cash distributions to investors
- from operating cash flow	(386,340)	(231,635)	(897,242)	(939,122)	(429,640)	(214,986)
- from reserves	—	(774,457)	(108,704)	(65,217)	—	—
- from other (3)	—	—	—	—	—	—
- from sales and refinancing	—	—	—	—	—	—
- from liquidating distributions	—	—	—	—	—	—

Cash generated (deficiency) after cash distributions	841,515	(774,457)	(108,704)	(65,217)	143,392	488,551
Less: Special Items	—	—	—	—	—	—

Cash generated (deficiency) after cash distributions and special items	841,515	(774,457)	(108,704)	(65,217)	143,392	488,551

Tax and Distribution Data Per $1000 Invested
Federal Income Tax Results:
Ordinary income (loss)
- from real estate rental activities	(47)	(98)	(72)	(78)	(80)	(40)
- from portfolio interest income	2	6	5	1	—	—
- from recapture	—	—	—	—	—	—
Capital gain (loss)	—	—	—	—	—	—
Cash Distributions to Investors Source (on GAAP basis)
- Real estate rental activities	27	16	63	66	30	15
- Reserves	—	55	8	5	—	—
- Other (3)	—	—	—	—	—	—
- Return of capital	—	—	—	—	—	—
Source (on cash basis)
- Sales	—	—	—	—	—	—
- Refinancing	—	—	—	—	—	—
- Reserves	—	55	8	5	—	—
- Real estate operations	27	16	63	66	30	15
Amount (in percentage terms) remaining invested in program properties at the end of the last year reported in the Table (original total acquisition cost of properties retained divided by original total acquisition cost of all in program)	100%	100%	100%	100%	100%	100%

(1)	Cash generated solely from sales.
(2)	Represents deferred fees payable to general partner.
(3)	Represents advances from the general partner.

TABLE III

(UNAUDITED)

ANNUAL OPERATING RESULTS OF PRIOR REAL ESTATE PROGRAMS (cont’d)

As of December 31, 2010

	Resource Real Estate Investors III, L.P.
	2005	2006	2007	2008	2009	2010
Gross Revenue	$21,332	$4,149,574	$6,952,194	$6,921,667	$7,031,051	$7,237,262
Income/loss on investment in unconsolidated entity	1,849	(7,110)	34,709	49,408	144,012	100,346
Profit on sale of properties	—	—	—	—	—	—
Less: Operating expenses	(26,410)	(2,582,210)	(4,648,977)	(4,862,867)	(4,773,380)	(4,604,872)
Interest expense	—	(1,135,500)	(2,162,554)	(2,167,999)	(2,162,552)	(2,158,857)
Depreciation	—	(1,504,627)	(2,166,940)	(1,431,668)	(1,591,979)	(1,715,996)
Depreciation from pass thru investments	(4,484)	(915,093)	(465,597)	(471,755)	(500,449)	(523,684)

Net Income – GAAP Basis	(7,713)	(1,994,966)	(2,457,165)	(1,963,214)	(1,853,297)	(1,665,801)

Taxable Income
- from operations	(11,187)	(761,780)	(1,537,715)	(2,102,081)	(1,954,376)	(1,643,133)
- from gain on sale	—	—	—	—	—	—
Cash generated from operations	87,626	1,259,613	534,977	1,101,128	813,544	1,026,445
Cash generated from equity investments	—	349,650	379,212	379,212	162,517	40,629
Cash generated from sales and refinancing	—	—	—	—	—	—
Cash generated from recapitalization	—	—	—	—	—	—

Cash generated from operations, sales and refinancing	87,626	1,609,263	914,189	1,480,340	976,061	1,067,074
Add: Investment Management Fees(1)	—	138,455	250,000	250,000	250,000	250,000
Less: Cash distributions to investors
- from operating cash flow	—	(1,054,978)	(1,164,189)	(1,596,127)	(756,767)	(376,123)
- from reserves	—	—	(473,343)	—	—	—
- from other (2)	—	—	—	(41,579)	—	—
- from sales and refinancing	—	—	—	—	—	—
- from liquidating distributions	—	—	—	—	—	—

Cash generated (deficiency) after cash distributions	87,626	692,740	(473,343)	92,634	469,294	940,951
Less: Special Items	—	—	—	—	—	—

Cash generated (deficiency) after cash distributions and special items	87,626	692,740	(473,343)	92,634	469,294	940,951

Tax and Distribution Data Per $1000 Invested
Federal Income Tax Results:
Ordinary income (loss)
- from real estate rental activities	(1)	(45)	(67)	(85)	(78)	(66)
- from portfolio interest income	4	15	5	1	—	—
- from recapture	—	—	—	—	—	—
Capital gain (loss)	—	—	—	—	—	—
Cash Distributions to Investors Source (on GAAP basis)
- Real estate rental activities	—	42	47	64	30	15
- Reserves	—	—	19	2	—	—
- Other (2)	—	—	—	—	—	—
- Return of capital	—	—	—	—	—	—
Source (on cash basis)
- Sales	—	—	—	—	—	—
- Refinancing	—	—	—	—	—	—
- Reserves	—	—	19	2	—	—
- Real estate operations	—	42	47	64	30	15
Amount (in percentage terms) remaining invested in program properties at the end of the last year reported in the Table (original total acquisition cost of properties retained divided by original total acquisition cost of all in program)	100%	100%	100%	100%	100%	100%

(1)	Represents deferred fees payable to general partner.
(2)	Represents advances from the general partner.

TABLE III

(UNAUDITED)

ANNUAL OPERATING RESULTS OF PRIOR REAL ESTATE PROGRAMS (cont’d)

As of December 31, 2010

	Resource Real Estate Investors IV, L.P.
	2006	2007	2008	2009	2010
Gross Revenue	$663,428	$10,310,314	$10,250,403	$10,429,605	$10,394,253
Income/loss on investment in unconsolidated entity	30,150	76,987	117,676	137,996	139,245
Profit on sale of properties	—	—	—	—	—
Less: Operating expenses	(260,781)	(5,115,118)	(6,520,432)	(6,348,669)	(6,065,646)
Interest expense	(148,591)	(2,843,510)	(3,002,570)	(2,994,920)	(2,994,920)
Depreciation	(258,520)	(4,394,187)	(2,507,531)	(2,787,028)	(2,939,160)
Depreciation from pass thru investments	(102,891)	(300,541)	(295,400)	(283,358)	(290,560)

Net Income – GAAP Basis	(77,205)	(2,266,055)	(1,957,854)	(1,846,374)	(1,756,788)

Taxable Income
- from operations	108,945	(677,543)	(2,318,338)	(1,840,772)	(1,440,988)
- from gain on sale	—	—	—	—	—
Cash generated from operations	804,358	4,322,870	1,520,445	1,023,996	1,194,526
Cash generated from equity investments	42,725	248,076	248,076	124,032	93,027
Cash generated from sales and refinancing	—	—	—	—	—
Cash generated from recapitalization	—	—	—	—	—

Cash generated from operations, sales and refinancing	847,083	4,570,946	1,768,521	1,148,028	1,287,553
Add: Investment Management Fees (1)	20,556	279,900	295,404	295,930	295,932
Less: Cash distributions to investors
- from operating cash flow	(72,770)	(1,657,945)	(1,779,891)	(1,312,655)	(1,280,777)
- from reserves	—	—	—	—	—
- from sales and refinancing	—	—	—	—	—
- from liquidating distributions	—	—	—	—	—

Cash generated (deficiency) after cash distributions	794,869	3,192,901	284,034	131,303	302,708
Less: Special Items	—	—	—	—	—

Cash generated (deficiency) after cash distributions and special items	794,869	3,192,901	284,034	131,303	302,708

Tax and Distribution Data Per $1000 Invested
Federal Income Tax Results:
Ordinary income (loss)
- from real estate rental activities	—	(40)	(82)	(63)	(49)
- from portfolio interest income	4	13	4	1	1
- from recapture	—	—	—	—	—
Capital gain (loss)	—	—	—	—	—
Cash Distributions to Investors Source (on GAAP basis)
- Real estate rental activities	3	65	70	51	50
- Reserves	—	—	—	—	—
- Other	—	—	—	—	—
- Return of capital	—	—	—	—	—
Source (on cash basis)
- Sales	—	—	—	—	—
- Refinancing	—	—	—	—	—
- Reserves	—	—	—	—	—
- Real estate operations	3	65	70	51	50
Amount (in percentage terms) remaining invested in program properties at the end of the last year reported in the Table (original total acquisition cost of properties retained divided by original total acquisition cost of all in program)	100%	100%	100%	100%	100%

(1)	Represents deferred fees payable to general partner.

TABLE III

(UNAUDITED)

ANNUAL OPERATING RESULTS OF PRIOR REAL ESTATE PROGRAMS (cont’d)

As of December 31, 2010

	Resource Real Estate Investors V, L.P.
	2007	2008	2009	2010
Gross Revenue	$5,828,382	$10,757,366	$11,034,249	$11,625,718
Income/loss on investment in unconsolidated entity	—	—	—	—
Profit on sale of properties	—	—	—	—
Less: Operating expenses	(2,193,598)	(5,217,976)	(5,347,478)	(5,339,620)
Interest expense	(2,493,956)	(4,434,639)	(4,421,954)	(4,421,954)
Depreciation	(2,709,880)	(3,965,730)	(3,472,652)	(3,690,748)
Depreciation from pass thru investments	—	—	—	—

Net Income – GAAP Basis	(1,569,052)	(2,860,979)	(2,207,835)	(1,826,604)

Taxable Income
- from operations	(492,284)	(2,450,195)	(2,545,902)	(1,578,831)
- from gain on sale	—	—	—	—
Cash generated from operations	1,668,063	2,824,672	1,520,566	200,147
Cash generated from equity investments	—	—	—	—
Cash generated from sales and refinancing	—	—	—	—
Cash generated from recapitalization	—	—	—	—

Cash generated from operations, sales and refinancing	1,668,063	2,824,672	1,520,566	200,147
Add: Investment Management Fees(1)	157,506	320,091	320,986	379,013
Less: Cash distributions to investors
- from operating cash flow	(701,564)	(2,739,190)	(1,384,260)	(1,424,772)
- from reserves	—	—	—	—
- from sales and refinancing	—	—	—	—
- from liquidating distributions	—	—	—	—

Cash generated (deficiency) after cash distributions	1,124,005	405,573	457,292	(845,612)
Less: Special Items	—	—	—	—

Cash generated (deficiency) after cash distributions and special items	1,124,005	405,573	457,292	(845,612)

Tax and Distribution Data Per $1000 Invested
Federal Income Tax Results:
Ordinary income (loss)
- from real estate rental activities	(23)	(81)	81	(63)
- from portfolio interest income	9	11	8	1
- from recapture	—	—	—	—
Capital gain (loss)	—	—	—	—
Cash Distributions to Investors Source (on GAAP basis)
- Real estate rental activities	20	78	40	41
- Reserves	—	—	—	—
- Other	—	—	—	—
- Return of capital	—	—	—	—
Source (on cash basis)
- Sales	—	—	—	—
- Refinancing	—	—	—	—
- Reserves	—	—	—	—
- Real estate operations	20	78	40	41
Amount (in percentage terms) remaining invested in program properties at the end of the last year reported in the Table (original total acquisition cost of properties retained divided by original total acquisition cost of all in program)	100%	100%	100%	100%

(1)	Represents deferred fees payable to general partner.

TABLE III

(UNAUDITED)

ANNUAL OPERATING RESULTS OF PRIOR REAL ESTATE PROGRAMS (cont’d)

As of December 31, 2010

	Resource Real Estate Investors 6, L.P.
	2007	2008	2009	2010
Gross Revenue	$103,328	$7,555,547	$7,720,000	$7,869,776
Income/loss on investment in unconsolidated entity	—	—	—	—
Profit on sale of properties	—	—	—	—
Less: Operating expenses	(59,098)	(5,269,225)	(8,403,000)	(5,060,578)
Interest expense	(27,301)	(2,454,141)	(2,558,000)	(2,712,362)
Depreciation	(39,897)	(3,553,760)	(2,551,000)	(2,638,702)
Depreciation from pass thru investments	—	—	—	—

Net Income – GAAP Basis	(22,968)	(3,721,579)	(5,792,000)	(2,541,866)

Taxable Income
- from operations	3,577	(2,624,767)	(3,547,257)	(2,259,702)
- from gain on sale	—	—	—	—
Cash generated from operations	748,432	1,210,836	(44,000)	699,550
Cash generated from equity investments	—	—	—	—
Cash generated from sales and refinancing	—	—	—	—
Cash generated from recapitalization	—	—	—	—

Cash generated from operations, sales and refinancing	748,432	1,210,836	(44,000)	699,550
Add: Investment Management Fees(1)	2,400	302,933	350,000	397,737
Less: Cash distributions to investors
- from operating cash flow	—	(1,483,077)	(306,000)	(1,334,302)
- from reserves	—	—	(1,690,000)	—
- from sales and refinancing	—	—	—	—
- from liquidating distributions	—	—	—	—

Cash generated (deficiency) after cash distributions	750,832	30,692	(1,690,000)	(237,015)
Less: Special Items	—	—	—	—

Cash generated (deficiency) after cash distributions and special items	750,832	30,692	(1,690,000)	(237,015)

Tax and Distribution Data Per $1000 Invested
Federal Income Tax Results:
Ordinary income (loss)
- from real estate rental activities	(2)	(83)	(102)	(62)
- from portfolio interest income	2	12	5	—
- from recapture	—	—	—	—
Capital gain (loss)	—	—	—	—
Cash Distributions to Investors Source (on GAAP basis)
- Real estate rental activities	—	40	8	36
- Reserves	—	—	46	—
- Other	—	—	—	—
- Return of capital	—	—	—	—
Source (on cash basis)
- Sales	—	—	—	—
- Refinancing	—	—	—	—
- Reserves	—	—	46	—
- Real estate operations	—	40	8	36
Amount (in percentage terms) remaining invested in program properties at the end of the last year reported in the Table (original total acquisition cost of properties retained divided by original total acquisition cost of all in program)	100%	100%	100%	100%

(1)	Represents deferred fees payable to general partner.

TABLE III

(UNAUDITED)

ANNUAL OPERATING RESULTS OF PRIOR REAL ESTATE PROGRAMS (cont’d)

As of December 31, 2010

	Resource Real Estate Investors 7, L.P.
	2008	2009	2010
Gross Revenue	$934,142	$7,405,605	$7,577,852
Income/loss on investment in unconsolidated entity	—	—	—
Profit on sale of properties	—	—	—
Less: Operating expenses	(483,291)	(4,726,818)	(4,544,245)
Interest expense	(329,048)	(2,220,240)	(2,274,741)
Depreciation	(316,830)	(3,387,686)	(2,044,858)
Depreciation from pass thru investments	—	—	—

Net Income – GAAP Basis	(195,027)	(2,929,139)	(1,285,992)

Taxable Income
- from operations	(116,847)	(1,989,936)	(1,160,747)
- from gain on sale	—	—	—
Cash generated from operations	233,172	1,038,578	(1,091,846)
Cash generated from equity investments	—	—	—
Cash generated from sales and refinancing	—	—	—
Cash generated from recapitalization	—	—	—

Cash generated from operations, sales and refinancing	233,172	1,038,578	(1,091,846)
Add: Investment Management Fees(1)	28,389	291,277	286,893
Less: Cash distributions to investors
- from operating cash flow	(71,078)	(1,276,309)	(1,636,945)
- from reserves	—	—	—
- from sales and refinancing	—	—	—
- from liquidating distributions	—	—	—

Cash generated (deficiency) after cash distributions	190,483	53,546	(2,441,898)
Less: Special Items	—	—	—

Cash generated (deficiency) after cash distributions and special items	190,483	53,546	(2,441,898)

Tax and Distribution Data Per $1000 Invested
Federal Income Tax Results:
Ordinary income (loss)
- from real estate rental activities	(22)	(64)	(38)
- from portfolio interest income	7	3	2
- from recapture	—	—	—
Capital gain (loss)	—	—	—
Cash Distributions to Investors Source (on GAAP basis)
- Real estate rental activities	9	161	207
- Reserves	—	—	—
- Other	—	—	—
- Return of capital	—	—	—
Source (on cash basis)
- Sales	—	—	—
- Refinancing	—	—	—
- Reserves	—	—	—
- Real estate operations	9	161	207
Amount (in percentage terms) remaining invested in program properties at the end of the last year reported in the Table (original total acquisition cost of properties retained divided by original total acquisition cost of all in program)	100%	100%	100%

(1)	Represents deferred fees payable to general partner.

TABLE III

(UNAUDITED)

ANNUAL OPERATING RESULTS OF PRIOR REAL ESTATE PROGRAMS (cont’d)

As of December 31, 2010

	Resource Real Estate Opportunity Fund, L.P
	2009	2010
Gross Revenue	$416,475	$5,772,975
Income/loss on investment in unconsolidated entity	—	—
Profit on sale of properties	—	2,749,606
Less: Operating expenses	(1,679,207)	(10,230,577)
Interest expense	(176,130)	(1,531,529)
Depreciation	(206,718)	(3,167,701)
Depreciation from pass thru investments	—	—

Net Income – GAAP Basis	(1,645,580)	(6,407,226)

Taxable Income
- from operations	(1,072,756)	(9,040,963)
- from gain on sale	—	—
Cash generated from operations	(1,160,440)	(863,335)
Cash generated from equity investments	—	—
Cash generated from sales and refinancing	—	—
Cash generated from recapitalization	—	—

Cash generated from operations, sales and refinancing	(1,160,440)	(863,335)
Add: Investment Management Fees(1)	103,548	216,118
Less: Cash distributions to investors
- from operating cash flow	—	(1,129,572)
- from reserves	—	—
- from sales and refinancing	—	—
- from liquidating distributions	—	—

Cash generated (deficiency) after cash distributions	(1,056,892)	(1,776,789)
Less: Special Items	—	—

Cash generated (deficiency) after cash distributions and special items	(1,056,892)	(1,776,789)

Tax and Distribution Data Per $1000 Invested
Federal Income Tax Results:
Ordinary income (loss)
- from real estate rental activities	(27)	(220)
- from portfolio interest income	1	2
- from recapture	—	—
Capital gain (loss)	—	—
Cash Distributions to Investors Source (on GAAP basis)
- Real estate rental activities	—	143
- Reserves	—	—
- Return of capital	—	—
Source (on cash basis)
- Sales	—	—
- Refinancing	—	—
- Reserves	—	—
- Real estate operations	—	143
Amount (in percentage terms) remaining invested in program properties at the end of the last year reported in the Table (original total acquisition cost of properties retained divided by original total acquisition cost of all in program)	100%	100%

(1)	Represents deferred fees payable to general partner.

TABLE III

(UNAUDITED)

ANNUAL OPERATING RESULTS OF PRIOR REAL ESTATE PROGRAMS (cont’d)

(Dollars in Thousands)

As of December 31, 2010

	Resource Capital Corp.
	For the Period 3/8/05 to 12/31/05	2006	2007	2008	2009	2010
Gross Revenues - Interest Income	$61,387	$137,075	$176,995	$134,341	$97,593	$103,911
Profit on sale of properties	—	—	—	—	—	—
Interest Expense	43,062	101,851	121,564	79,619	45,427	36,466

Net Interest Income	18,325	35,224	55,431	54,722	52,166	67,465
Management Fees - related party	3,012	4,838	6,554	6,301	8,363	13,216
Equity compensation - related party	2,709	2,432	1,565	540	1,240	2,221
Professional services	580	1,881	2,911	3,349	3,866	3,627
Insurance	395	498	466	641	828	759
Depreciation on Operating Leases	—	—	—	—	—	4,003
Other General & Administrative	1,032	1,428	1,581	1,848	1,764	3,061
Income tax (benefit) expense	—	67	338	(241)	(2)	5,721

Total Expenses	7,728	11,144	13,415	12,438	16,059	32,608
Net Operating Income	10,597	24,080	42,016	42,284	36,107	34,837
Net realized and unrealized (losses) gains on investments	311	(8,627)	(15,098)	(1,637)	(11,581)	(7,192)
Gain on deconsolidation	—	—	14,259	—	—	—
Provisions for loan and lease losses	—	—	(6,211)	(46,160)	(61,383)	(43,321)
Asset Impairments	—	—	(26,277)	—	—	—
Gain on the extinguishment of debt	—	—	—	1,750	44,546	34,610
Gain on the settlement of loan	—	—	—	574	—	—
Other income	—	153	201	115	(1,350)	513

Net income (loss)	10,908	15,606	8,890	(3,074)	6,339	19,447
Taxable Income from operations from gain on sale
Cash generated from (used in) operations	(14,224)	12,872	23,378	50,950	46,622	20,534
Cash generated from (used in) investing activities	(2,006,070)	183,927	(665,019)	65,706	17,785	(47,416)
Cash generated from (used in) financing activities	2,045,864	(184,643)	680,282	(66,936)	(26,999)	4,379

Total cash generated (used)	25,570	12,156	38,641	49,720	37,408	(22,503)
Less Cash Distributions to Investors
from operating cash flow	(7,841)	(24,531)	(37,966)	(41,166)	(32,564)	(45,680)
from sales and refinancing	—	—	—	—	—	—
from other sources	—	—	—	—	—	—

Cash generated (used) after distributions to investors	17,729	(12,375)	675	8,554	4,844	(68,183)
Tax and Distribution Data per $1,000 invested
Ordinary Income (loss)
from operations(1)	59	115	114	116	122	134
from recapture	—	—	—	—	—	—
Cash distributions to investors
Source (on GAAP Basis)
Operations	36	101	109	118	131	145
Return of Capital	—	—	—	—	—	—
Source (on Cash Basis)
Sales	—	—	—	—	—	—
Refinancing	—	—	—	—	—	—
Operations	36	101	109	118	131	145
Other	—	—	—	—	—	—

(1)	Represents estimated taxable income for 2008 and 2009, final results are not available.

TABLE V

(UNAUDITED)

SALE OR DISPOSITION OF ASSETS

These Tables set forth summary information on the aggregate sales or disposals of real estate and real estate-related investments by sponsors of Prior Real Estate Programs that have closed offerings since January 1, 2008 and that have somewhat similar investment objectives to Resource Real Estate Opportunity REIT, Inc. All data is as of December 31, 2010.

AR Real Estate Investors, LLC

				Selling Price, Net of Closing Costs, and GAAP Adjustments						Cost of Properties, Including Closing and Soft Costs
Property	Location	Date Acquired	Date of Sale	Cash Received Net of Closing Costs	Mortgage Balance at Time of Sale(1)	Purchase Money Mortgage Taken Back by Program	Adjustments Resulting from Application of GAAP	Total		Original Mortgage Financing(1)	Total Acquisition Costs, Capital Improvement, Closing and Soft Costs(2)	Total	Excess (Deficiency) of Property Operating Cash Receipts Over Cash Expenditures(3)
Chinoe Creek	Lexington, KY	5/12/03	6/22/09	$3,362,159	$13,457,120	—	—	$16,819,279	(4)	$14,700,000	$4,876,025	$19,576,025	$2,446,697
Summit	Albuquerque, NM	12/16/03	12/9/09	2,377,524	8,886,859	—	—	11,264,383	(5)	9,400,000	3,187,905	12,587,905	1,567,399
Portland Courtyard	Los Angeles, CA	9/11/03	7/24/09	2,752,696	4,188,158	—	—	6,940,854	(6)	4,560,000	1,791,707	6,351,707	312,013

(1)	Includes financing secured through a first mortgage.
(2)

Includes all costs related to original purchase as well as any costs incurred to maintain investment, including capital improvements. Amounts shown do not include pro rata share of original offering costs.

(3)	Represents excess (deficiency) of property operating cash receipts, including sale proceeds, over operating cash expenditures, including acquisition costs.
(4)	Includes taxable loss from this sale in the amount of $(918,737) of which all $(918,737) is allocated to capital gain.
(5)	Includes taxable gain from this sale in the amount of $300,500 of which all $300,500 is allocated to capital gain.
(6)	Includes taxable gain from this sale in the amount of $1,491,385 of which all $1,491,385 is allocated to capital gain.

TABLE V

(UNAUDITED)

SALE OR DISPOSITION OF ASSETS (cont’d)

Resource Capital Corp.

Date	Investment	Total Dollar Amount Invested	Total Proceeds from Sale of Investment(1)
2008	Investment G-Purchased Security	$10,000,000	$8,000,000
2009	Investment H-Self Originated Loan-100% interest	16,290,200	7,758,000
2009	Investment I-Self Originated Loan-100% interest	13,550,000	5,895,000
2009	Investment J-Purchased Security	1,398,150	1,618,628
2009	Investment K-Purchased Security	320,000	290,000
2010	Investment L-Purchased Security	3,100,000	1,759,250
2010	Investment M-Purchased Mezzanine Loan	20,000,000	17,000,000
2010	Investment N-Purchased B Note	23,498,627	19,825,000
2010	Investment O-Purchased Security	5,000,000	4,351,563
2010	Investment P-Purchased Security	4,233,000	4,294,338
2010	Investment Q-Purchased Security	3,835,000	3,858,969

(1)	All were loans or securities that were sold during the period indicated above.